UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2023
FAT Brands Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38250	82-1302696
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500 Beverly Hills, CA (Address of Principal Executive Offices)	90212 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (310) 319-1850
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FAT	The Nasdaq Stock Market LLC
Class B Common Stock, par value $0.0001 per share	FATBB	The Nasdaq Stock Market LLC
Series B Cumulative Preferred Stock, par value $0.0001 per share	FATBP	The Nasdaq Stock Market LLC
Warrants to purchase Class A Common Stock	FATBW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 8, 2023, FAT Brands Inc. (the “Company”) issued a press release announcing its financial results for the thirteen- week period ended March 26, 2023. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
The Company also hosted a conference call on May 8, 2023 in which the financial results were discussed. A replay is available until Monday, May 29, 2023 and can be accessed by dialing 1-844-512-2921 from the U.S. or 1-412-317-6671 internationally. The passcode is 24335100.
The webcast is available at www.fatbrands.com under the “Investors” section.
Item 7.01 Regulation FD Disclosure.
On May 8, 2023, the Company provided supplemental financial information to be used in its earnings presentation for the thirteen-week period ended March 26, 2023 on its website at https://ir.fatbrands.com/events-and-presentations/default.aspx. A copy of the earning supplement is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 and 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references such information.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release Dated May 8, 2023
99.2	Earnings Supplement Q1 - 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAT Brands Inc.

Date: May 8, 2023	/s/ Kenneth J. Kuick
Kenneth J. Kuick
Chief Financial Officer